                                                                    Exhibit 10.4

                                AMENDMENT NO. 1
                                ---------------
                                      TO
                                      --
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                      OF
                                      --
                               KIRIN-AMGEN, INC.
                               -----------------



     THIS AMENDMENT NO. 1 TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., DATED MAY 11, 1984 ("Amendment No. 1") is made and entered into this 19th day of March, 1985, by and among KIRIN BREWERY COMPANY, LTD., a Japanese corporation ("Kirin"), AMGEN, a California corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                 R E C I T A L
                                 - - - - - - -

     Pursuant to Paragraph 22.19 of the Shareholders' Agreement regarding expansion of the business of Corporation, the parties hereto desire Corporation to purchase from Amgen the worldwide rights to EPO Human Diagnostic and Reagent as an expansion of the Field of Activity as defined in the Shareholders' Agreement in accordance with the terms and conditions set forth below and to license the same to Kirin for the territory of Japan and to Amgen for the territory of the United States of America and its territories and possessions.

     NOW, THEREFORE, it is agreed as follows:

1.   EPO HUMAN DIAGNOSTIC AND REAGENT RIGHTS:EXPANSION OF FIELD: OF ACTIVITY AND
     ---------------------------------------------------------------------------
     BUSINESS OPPORTUNITIES
     ----------------------

     Corporation hereby agrees to purchase the worldwide rights to EPO Human Diagnostic and Reagents ("Diagnostic Rights") from Amgen for a price of (U.S.) $1,000,000. This purchase shall constitute an expansion of the Field of Activity as defined in the Shareholder's Agreement, and in accordance with Paragraph
22.19 of the Shareholders' Agreement, shall also constitute the first additional opportunity for mutual development of other products and areas of interest by Kirin, Amgen and Corporation.

2.   PURCHASE, PAYMENT OF PURCHASE PRICE AND TRANSFER OF DIAGNOSTI RIGHTS
     --------------------------------------------------------------------

     Corporation shall promptly pay Amgen (U.S.) $1,000,000 for the Diagnostic Rights concurrently with the delivery by Amgen to Corporation of the Assignment and License Agreement attached hereto as Exhibit "A" together with the physical transfer of assets comprising the Diagnostic Rights.

3.   REPRESENTATIONS AND WARRANTIES OF AMGEN REGARDING DIAGNOSTIC
     ------------------------------------------------------------
     RIGHTS
     ------

     As of March 19, 1985, Amgen has valid legal title to and will vest in Corporation valid legal title to all Diagnostic Rights free and clear of any and all liens, claims, security interests, encumbrances and restrictions.

4.   CONSISTENCY WITH SHAREHOLDERS' AGREEMENT
     ----------------------------------------

     The rights and obligations of the parties in this Amendment No. 1 with respect to this expansion of business opportunity shall be consistent with the provisions of the Shareholders' Agreement.

5.   KIRIN LICENSE
     -------------

     Kirin shall pay Corporation (U.S.) $200,000, which payment shall entitle Kirin to a fully-paid exclusive license in Kirin's territory of Japan with respect to the Diagnostic Rights in accordance with the License Agreement attached hereto as Exhibit "B."

6.   AMGEN LICENSE
     -------------

     Amgen shall pay Corporation (U.S.) $200,000, which payment shall entitle Amgen to a fully-paid exclusive license in Amgen's territory of the United States and its territories and possessions with respect to the Diagnostic Rights in accordance with the License Agreement attached hereto as Exhibit "C."

7.   FURTHER INSTRUMENTS
     -------------------

     Each party hereto agrees to perform any and all further acts and execute and deliver any and all further documents and/or instruments which may be reasonable or necessary to carry out the provisions of this Amendment No. 1 to the Shareholders' Agreement and to carry out this further business purpose of Corporation.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed on March 19, 1985 by their duly authorized representatives in the manner legally binding upon them

                              KIRIN BREWERY COMPANY, LTD.,
                              a Japanese corporation



                              By  /s/ Shinkichi Kubo
                                  ----------------------------------------------
                                  Shinkichi Kubo, Managing Director

                                                   "Kirin"


                              AMGEN, a California corporation



                              By  /s/ George B. Rathmann
                                  ----------------------------------------------
                                  George B. Rathmann, President

                                                   "Amgen"


                              KIRIN-AMGEN, INC., a California corporation



                              By  /s/ Tatsuhiko Kaneko
                                  ----------------------------------------------

                                    ____________ Its ______________

                                                   "Corporation"

                                                                       Exhibit A

              ___________________________________________________



                       ASSIGNMENT AND LICENSE AGREEMENT



                                by and between


                                    AMGEN,

                           a California corporation,



                                      and


                              KIRIN-AMGEN, INC.,

                           a California corporation




              __________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                Page
                                                                                                ----
RECITALS...................................................................................       1

I.       TRANSFER AND LICENSE OF TECHNOLOGY................................................       2

         1.01     Assignment of Diagnostic Rights Transferred Technology...................       2
         1.02     License of Diagnostic Rights Core Technology.............................       2
         1.03     Right to Sublicense the Diagnostic Rights Core Technology................       3
         1.04     Limitations..............................................................       4

II.      DEFINITIONS.......................................................................       4

         2.01     Incorporation by Reference...............................................       4
         2.02     Diagnostic Rights Field of Activity/Diagnostic Rights Technology.........       4

III.     DISCLOSURE OF DIAGNOSTIC RIGHTS CORE TECHNOLOGY...................................       5

         3.01     Limitation on Usage......................................................       5
         3.02     Survival.................................................................       5

IV.      PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT....................................       5

         4.01     Enforcement..............................................................       5
         4.02     Notice of Infringements..................................................       6

V.       PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS...................................       7

         5.01     Applications.............................................................       7

VI.      DISCLAIMER OF INDEMNIFICATION.....................................................       7

         6.01     Disclaimer of Warranties.................................................       7

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

                                                                                         Page
                                                                                         ----
VII.     TERM AND TERMINATION........................................................      8

         7.01      Term..............................................................      8
         7.02      Default...........................................................      8
         7.03      Continuing Obligations............................................      9

VIII.    CONSISTENCY WITH SHAREHOLDERS' AGREEMENT....................................      9

         8.01      Shareholders' Agreement...........................................      9

IX.      CONSENTS AND APPROVALS......................................................     10

         9.01      Best Efforts......................................................     10

X.       NOTICE......................................................................     10

         10.01     Notices...........................................................     10

XI.      MISCELLANEOUS...............................................................     12

         11.01     Entire Agreement..................................................     12
         11.02     Headings..........................................................     12
         11.03     Execution in Counterparts.........................................     12
         11.04     Force Majeure.....................................................     12
         11.05     Applicable Law....................................................     13
         11.06     Assignment on Written Consent.....................................     13
         11.07     Severability......................................................     13
         11.08     No Waiver.........................................................     13
         11.09     Trademarks and Tradenames.........................................     13
         11.10     Indemnity.........................................................     14
         11.11     Other Agreements..................................................     14
         11.12     Attorneys' Fees and Costs.........................................     14
         11.13     Remedies..........................................................     15
         11.14     Binding Effect....................................................     15
         11.15     Exhibits..........................................................     15
         11.16     Number and Gender.................................................     16
         11.17     Representations...................................................     16
         11.18     Agreement to Perform Necessary Acts...............................     16

                       ASSIGNMENT AND LICENSE AGREEMENT
                       --------------------------------


          THIS ASSIGNMENT AND LICENSE AGREEMENT ("Agreement") is made this 4th day of December, 1985, and is made effective as of the 27th day of June, 1985, by and between AMGEN, a California corporation ("Amgen"), in favor and for the benefit of and with KIRIN-AMGEN, INC., a California corporation ("Company"), pursuant to terms and conditions of that certain Shareholders' Agreement, dated May ll, 1984, as amended by Amendment No. 1, dated March 19, 1985 ("Shareholders' Agreement"), by and among Amgen, Company and Kirin Brewery Company, Ltd., a Japanese corporation ("Kirin").

                                R E C I T A L S
                                - - - - - - - -


     A. Pursuant to Paragraph 22.19 of the Shareholders' Agreement regarding expansion of the business of Corporation, the parties hereto desire Company to purchase from Amgen the worldwide rights to EPO Human Diagnostics and Reagents (not including non-human veterinary purposes) ("Diagnostic Rights Field of Activity and/or Diagnostic Rights) as an expansion of the Field of Activity as defined in the Shareholders' Agreement in accordance with the terms and conditions set forth below and to license the same to Kirin for the territory of Japan and to Amgen for the territory of the United States of America and its territories and possessions.

     B. Company hereby agrees to purchase and license the worldwide Diagnostic Rights from Amgen for a price of One Million Dollars U.S. ($1,000,000). This purchase shall constitute an expansion of the Field of Activity as defined in the Shareholder's Agreement, and in accordance with Paragraph 22.19 of the Shareholders' Agreement.

NOW, THEREFORE, it is agreed as follows:


                                   ARTICLE I
                                   ---------

                      TRANSFER AND LICENSE OF TECHNOLOGY
                      ----------------------------------


          1.01  Assignment of Diagnostic Rights Transferred Technology. Amgen
                ------------------------------------------------------
hereby transfers and assigns to the Company, perpetually and irrevocably, all of its right, title and interest in and to the Diagnostic Rights Transferred Technology, as specifically set forth in Schedule "A" attached hereto, and agrees to execute all documents necessary to effectuate the legal transfer of legal title thereto and assignment to the Company, including but not limited to an assignment of the patents applications, and any inventions disclosed therein, and intangibles to be recorded with the United States Patent and Trademark Office.

          1.02  License of Diagnostic Rights Core Technology. Amgen hereby
                --------------------------------------------
grants to the Company a royalty-free, perpetual and exclusive right and license throughout the world in and to all of the Diagnostic Rights Core Technology solely with respect to its direct application to the Diagnostic Rights Field of Activity.

          1.03  Right to Sublicense the Diagnostic Rights Core Technology.
                ---------------------------------------------------------
Amgen also hereby grants to the Company royalty-free the right to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 1.02 only, (a) to Kirin under that certain License Agreement between the Company and Kirin, dated of even date herewith, (b) to any subsidiary of the Company, (c) to a single manufacturer in addition to Kirin and Amgen for the account of the Company outside of the Amgen Territory and Kirin Territory, and (d) to licensees of the Company under patents, know-how or materials owned by the Company to the extent such licensees require any such sublicense in order to practice the patents or know-how or to use the materials that are the subject of the license from the Company, provided, however, that no sublicense shall be granted under clause (d) hereof without the prior written consent (not to be unreasonably withheld) of Amgen. Any sublicensees of the Company shall undertake in writing to be bound by the provisions of Sections
3.01 and 3.02 hereof to the same extent the Company is bound. The Company shall notify Amgen of the identity of each sublicensee to whom a sublicense is granted and provide Amgen a true and correct copy of such sublicense. In the event that the license granted to the

Company is terminated at any time in accordance with Article VII, and Amgen shall not be in default under Section 7.02 hereof, Amgen shall have the option to terminate or to have the Company assign to Amgen, retroactive to the date of termination, any sublicenses granted hereunder by the Company to any subsidiary of the Company. The Company shall include in all its sublicenses granted hereunder to any subsidiary of the Company provisions for such termination and assignment.

          1.04  Limitations. No right or license is granted to the Company
                -----------
hereunder except as expressly specified in Sections 1.01, 1.02 and 1.03 hereof.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

          2.01  Incorporation by Reference. The definitions of terms contained
                --------------------------
in the Shareholders' Agreement are hereby incorporated by reference.

          2.02  Diagnostic Rights Field of Activity/Diagnostic Rights
                -----------------------------------------------------
Technology.  Diagnostic Rights Field of Activity/Diagnostic Rights Technology
----------
shall mean the areas of development manufacture, production, use and worldwide commercial sale of EPO human diagnostic and/or reagent products and shall exclude non-human veterinary purposes.

                                  ARTICLE III
                                  -----------

                DISCLOSURE OF DIAGNOSTIC RIGHTS CORE TECHNOLOGY
                -----------------------------------------------


          3.01  Limitation on Usage. Except as expressly authorized by this
                -------------------
Agreement or by other written consent of Amgen, for the term of this Agreement and thereafter, the Company shall not deliver, transmit or provide to any person other than to a sublicensee under a license granted in accordance with Section 1.03, and shall not use, any of the Diagnostic Rights Core Technology owned by Amgen, or authorize, cause or aid anyone else to do so. Except as provided in
Section 1.03 above, nothing in this Agreement shall be deemed to give the Company any right or license to use or to replicate or reproduce any of the Diagnostic Rights Core Technology owned by Amgen, or to authorize, aid, or cause others so to do.

          3.02  Survival. The obligation of confidentiality imposed by the
                --------
foregoing Section 3.01 shall survive termination of this Agreement for any reason whatsoever.

                                  ARTICLE IV
                                  ----------
                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                ----------------------------------------------

          4.01  Enforcement. Amgen shall have the right to bring, defend and
                -----------
maintain, and the Company shall have the right, but not the obligation, to join in, any appropriate suit or action involving infringement of any patents or copyrights, misappropriation of any trade secrets or interference with any Diagnostic Rights Core Technology licensed to the Company in the Diagnostic Rights Field of Activity pursuant to this Agreement. If Amgen declines to enforce any patent, trade secret or other right, then in such event, the Company and/or Kirin shall each have the right, but not the obligation to bring any such action. If the Company or Kirin finds it necessary to join Amgen in such suit or action, Amgen shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. The Company or Kirin, whichever brings the action, shall pay to Amgen its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should the Company or Kirin, whichever brings the action, lack standing to bring any such action then the Company or Kirin may cause Amgen to do so upon first undertaking to indemnify and hold Amgen harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by the Company or Kirin, whichever brought the action.

          4.02  Notice of Infringements.  Either party hereto shall provide the
                -----------------------
other with reasonable notice of the evidence and existence of third parties, who come to the attention of such party, who may be involved in activities which infringe or potentially infringe, misappropriate or potentially misappropriate or interfere with patents, copyrights, trade secrets concerning the Diagnostic Rights Core Technology licensed to the Company pursuant to this Agreement.

                                   ARTICLE V
                                   ---------

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------

          5.01  Applications. Amgen shall have the obligation of prosecuting and
                ------------
maintaining in force patent applications or patents and copyright registrations or copyrights, if any, of the Diagnostic Rights Core Technology, and any costs thereby incurred shall be borne by Amgen.

                                  ARTICLE VI
                                  ----------

                         DISCLAIMER OF INDEMNIFICATION
                         -----------------------------

          6.01  Disclaimer of Warranties. AMGEN EXPRESSLY DISCLAIMS ALL
                ------------------------
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE DIAGNOSTIC RIGHTS TRANSFERRED TECHNOLOGY AND LICENSED DIAGNOSTIC RIGHTS CORE TECHNOLOGY TO BE FURNISHED BY AMGEN TO THE COMPANY HEREUNDER.

                                  ARTICLE VII
                                  -----------

                             TERM AND TERMINATION
                             --------------------

          7.01  Term. This Agreement (including the license and rights granted
                ----
under Sections 1.02 and 1.03 hereof) shall come into effect as of June 27, 1985 and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company other than in connection with a continuation of the business of the Company in some other legal form, or (b) termination pursuant to Section 7.02.

          7.02  Default. In the event that the Company or Amgen (the "Defaulting
                -------
Party") shall (a) default in a material obligation hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by a notice in writing from the non-breaching party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankrupt, (c) go or be placed in a process of complete liquidation other than in connection with a continuation of the business of the Company in some other legal form, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty
(60) days after his appointment, then, and in any such event, the non-breaching party, at its option, may terminate its obligations to and the rights of the Defaulting Party under the license to the Diagnostic Rights Core Technology granted under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

          7.03  Continuing Obligations. Notwithstanding the termination of a
                ----------------------
party's obligations to or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Section 7.01 or 7.02, the provisions of Sections 3.01 and 3.02, this Section 7.03 and Article VIII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, the Company shall immediately return to Amgen (to the extent such return is technically feasible) all materials relating to the Diagnostic Rights Core Technology in the possession of the Company or its subsidiaries, or of which the Company shall have the right to regain possession or, at the sole election of Amgen, shall destroy such material (to the extent technically feasible).

                                 ARTICLE VIII
                                 ------------

                   CONSISTENCY WITH SHAREHOLDERS' AGREEMENT
                   ----------------------------------------

          8.01  Shareholders' Agreement. This assignment of the Diagnostic
                -----------------------
Rights Transferred Technology and license of the

Diagnostic Rights Core Technology is granted pursuant to Amendment No. 1 of the Shareholders' Agreement and shall be governed by the provisions thereof to the extent applicable. To the extent that there may be conflicts or inconsistencies between the provisions of this Agreement and those contained in the Shareholders' Agreement and Amendment No. 1 thereto, the provisions of the Shareholders' Agreement and Amendment No. 1 thereto shall prevail and govern interpretation.

                                  ARTICLE IX
                                  ----------

                            CONSENTS AND APPROVALS
                            ----------------------

          9.01  Best Efforts. The parties hereto shall use their best efforts to
                ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                   ARTICLE X
                                   ---------

                                    NOTICE
                                    ------

         10.01  Notices. All notices, requests, demands and other communications
                -------
required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

     "Amgen"             Amgen
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn: Corporate Secretary

     With a copy to:     Cooley, Godward, Castro,
                         Huddleson & Tatum
                         One Maritime Plaza, 20th Floor
                         San Francisco, CA 94111
                         U.S.A.
                         Telex No. 910-372-7370 Cooley SFO
                         Attn: Alan C. Mendelson, Esq.

     "Company"           Kirin-Amgen, Inc.
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn: Corporate Secretary

     With a copy to:     Musick, Peeler & Garrett
                         One Wilshire Boulevard
                         Suite 2000
                         Los Angeles, CA 90017
                         U.S.A.
                         Telex No. 701357 (MPG LAW UD)
                         Attn: Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 10.01.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          11.01  Entire Agreement. This Agreement, together with any other
                 ----------------
written agreements between the parties hereto referred to in the Shareholders' Agreement and Amendment No. 1, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto.

          11.02  Headings.  Article and section headings in this Agreement are
                 --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          11.03  Execution in Counterparts.  This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

          11.04  Force Majeure.  It is agreed that each of the parties hereto is
                 -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The party so affected shall give notice to the other party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

          11.05  Applicable Law. This Agreement shall be governed by and
                 --------------
construed in accordance with the laws of the State of California.

          11.06  Assignment on Written Consent. This Agreement may not be
                 -----------------------------
assigned in whole or in part by Amgen or the Company, except with the prior written consent of the other party.

          11.07  Severability. In the event any one or more of the provisions
                 ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the parties as possible and if unreformable, shall be severed and deleted from this Agreement.

          11.08  No Waiver. No failure or delay on the part of either party in
                 ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

          11.09  Trademarks and Tradenames. Amgen grants no rights to the
                 -------------------------
Company in any trademarks or tradenames of Amgen or of any of its respective subsidiaries or affiliated companies.

          11.10  Indemnity. The Company hereby (a) releases Amgen from any
                 ---------
obligation to defend, indemnify or save the Company and its agents and employees harmless from and (b) agrees to defend, indemnify and save Amgen harmless from any and all costs, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by the Company or the use by the Company of any Transferred or Licensed Technology furnished pursuant to any provision hereunder.

          11.11  Other Agreements. Any other provision of this Agreement
                 ----------------
notwithstanding, nothing in this Agreement shall obligate Amgen to disclose to the Company any information or to make available to the Company any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

          11.12  Attorneys' Fees and Costs. In the event of any action at law or
                 -------------------------
in equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys' fees.

          11.13  Remedies. No right, power or remedy herein conferred upon or
                 --------
reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent, and shall be in addition to every other right, power or remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

          11.14  Binding Effect. This Agreement shall be binding upon and inure
                 --------------
to the benefit of the Parties hereto, their successors and assigns.

          11.15  Exhibits. The schedule attached hereto and referred to herein
                 --------
is hereby incorporated herein as though fully set forth at length.

          11.16  Number and Gender. Words in the singular shall include the
                 -----------------
plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

          11.17  Representations. Each of the Parties hereto acknowledges and
                 ---------------
agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof; other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

          11.18  Agreement to Perform Necessary Acts. Each Party agrees to
                 -----------------------------------
perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement and to carry out the business purposes of Corporation.

          IN WITNESS WHEREOF, Amgen and the Company have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.

                                   KIRIN-AMGEN, INC., a California
                                   corporation


                                   By   /s/ Shinkichi Kubo
                                        ------------------------------
                                        Shinkichi Kubo, Chairman

                                                             "Company"


                                   AMGEN, a California corporation


                                   By   /s/ George B. Rathmann
                                        ------------------------------
                                        George B. Rathmann, President

                                                               "Amgen"

                                                                       Exhibit B

                                                                  EXECUTION COPY
                                                                  --------------




                      __________________________________



                               LICENSE AGREEMENT



                                by and between


                              KIRIN-AMGEN, INC.,
                           a California corporation



                                      and


                           KIRIN BREWERY CO., LTD.,
                            a Japanese corporation



                      __________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                       Page
                                                                                                       ----
RECITALS............................................................................................     1

I.       DEFINITIONS

         1.01  Incorporation by Reference...........................................................     2
         1.02  Diagnostic Rights Field of Activity/Diagnostic Rights Technology.....................     2
         1.03  Territory............................................................................     2
         1.04  Party................................................................................     2
         1.05  Subsidiary...........................................................................     2

II.      GRANT OF LICENSE...........................................................................     3

         2.01  Grant of License.....................................................................     3
         2.02  Rights to Sublicense.................................................................     3
         2.03  Amgen License........................................................................     4
         2.04  Other Licenses.......................................................................     4
         2.05  No License Fee.......................................................................     4

III.     DISCLOSURE.................................................................................     5

         3.01  Disclosure...........................................................................     5
         3.02  Confidentiality......................................................................     5

IV.      PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS............................................     7

         4.01  Patent Applications..................................................................     7

V.       PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT.............................................     8

         5.01  Enforcement..........................................................................     8
         5.02  Infringements........................................................................     8
         5.03  Maintenance of Action................................................................     9

VI.      TERM AND TERMINATION.......................................................................    11

         6.01  Term.................................................................................    11
         6.02  Effective Date.......................................................................    11
         6.03  Default..............................................................................    11
         6.04  Survival.............................................................................    12

                                TABLE OF CONTENTS
                                -----------------
                                   (Continued)

                                                                                                         Page
                                                                                                         ----
VII.     INFRINGEMENTS................................................................................    13

         7.01  Infringements..........................................................................    13

VIII.    CONSENTS AND APPROVALS.......................................................................    13

         8.01  Best Efforts...........................................................................    13

IX.      NOTICE.......................................................................................    13

         9.01  Notices................................................................................    13

X.       MISCELLANEOUS................................................................................    15

         10.01 Entire Agreement.......................................................................    15
         10.02 Readings...............................................................................    15
         10.03 Execution in Counterparts..............................................................    15
         10.04 Force Majeure..........................................................................    16
         10.05 Applicable Law.........................................................................    16
         10.06 Assignment on Written Consent..........................................................    16
         10.07 Severability...........................................................................    16
         10.08 No Waiver..............................................................................    17
         10.09 Trademarks and Tradenames..............................................................    17
         10.10 Indemnity..............................................................................    17
         10.11 Other Agreements.......................................................................    18
         10.12 Remedies...............................................................................    18
         10.13 Attorneys' Fees and Costs..............................................................    18
         10.14 Number and Gender......................................................................    19
         10.15 Agreement to Perform Necessary Acts....................................................    19
         10.16 Representations........................................................................    19

                   KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC.
                   -----------------------------------------
                               LICENSE AGREEMENT
                               -----------------

          THIS KIRIN BREWERY CO., LTD./KIRIN-AMGEN, INC. LICENSE AGREEMENT ("Agreement") is made and entered into this 4th day of December, 1985, and is made effective as of the 27th day of June, 1985, by and between KIRIN-AMGEN, INC., a California corporation ("Company"), and KIRIN BREWERY CO., LTD., a Japanese corporation ("Kirin").

                                R E C I T A L S
                                - - - - - - - -

          A. Kirin desires to obtain from the Company a license to the EPO human (and not nonhuman veterinary) diagnostic and reagent rights (collectively "Diagnostic Rights") in order to exploit the Diagnostic Rights Field of Activity in its Territory (as hereinafter defined) and the Company is willing to grant such a license to Kirin.

          B. Company has granted a similar license to Amgen, of even date herewith ("Amgen License"), with respect to the exploitation of the Diagnostic Rights Field of Activity in the United States of America, its territories and possessions, on substantially the same terms and conditions contained herein and for the same purposes described herein.

          NOW, THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.01  Incorporation by Reference. Unless otherwise defined herein,
                --------------------------
capitalized terms as used herein shall have the meanings specified in that certain Shareholders' Agreement of Company dated May 11, 1984.

          1.02  Diagnostic Rights Field of Activity/Diagnostic Rights
                -----------------------------------------------------
Technology. Diagnostic Rights Field of Activity/Diagnostic Rights Technology
----------
shall mean the areas of development manufacture, production, use and worldwide commercial sale of EPO human diagnostic and/or reagent products and shall exclude non-human veterinary purposes.

          1.03  Territory: "Territory" shall mean the territory composed of the
                ---------
country of Japan.

          1.04  Party. "Party" shall mean Kirin or the Company or, when used in
                -----
the plural, Kirin and the Company.

          1.05  Subsidiary: "Subsidiary" shall mean a corporate entity more than
                ----------
50% of the voting stock of which is owned or controlled, directly or indirectly, by Kirin or the Company.

                                  ARTICLE II

                               GRANT OF LICENSE
                               ----------------

          2.01  Grant of License.  For the term of this Agreement and subject to
                ----------------
the reservations contained in Sections 2.02, 2.03 and 2.04 hereof the Company hereby grants to Kirin a sole and exclusive license to the Diagnostic Rights, for the limited purposes of engaging in the Diagnostic Rights Field of Activity as expanded by Amendment No. 1 to the Shareholders' Agreement and solely for use in the manufacture, use and marketing of the Diagnostic Rights in the Kirin Territory of Japan.

          2.02  Rights to Sublicense. The Company also grants to Kirin the right
                --------------------
to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 2.01 only (a) to any Subsidiary of Kirin, (b) to customers of Kirin, including marketing and distribution agents, in connection with sales of EPO human diagnostic and reagent products, (c) to a single manufacturer of such diagnostics and reagents, other than Kirin or any subsidiary, for the account of Kirin, and (d) to licensees of Kirin under patents, know-how or materials owned by Kirin to the extent such licensees require any such sublicenses in order to practice the patents or know-how or to use the materials that are the subject of the license from Kirin; provided, however, that no sublicense shall be granted under clause (c) or (d) hereof without the prior written consent (which consent is not to be unreasonably withheld) of the Company. Any sublicensees of Kirin shall undertake in writing to be bound by the provisions of Section 3.02 hereof to the same extent Kirin is bound. Kirin shall notify the Company of the identity of each sublicensee to whom a sublicense is granted and provide the Company a true copy of such sublicense. In the event that the license granted to Kirin hereunder is terminated at any time in accordance with Article VI, and the Company shall not be in default under Section 6.02 hereof, the Company shall have the option to terminate or to have Kirin assign to the Company, retroactive to the date of such termination, any sublicenses granted hereunder by Kirin to any Subsidiary of Kirin. Kirin shall include, in all its sublicenses granted hereunder to any Subsidiary of Kirin, provisions for such termination and assignment.

          2.03  Amgen License. The Company reserves the right to grant a license
                -------------
to utilize the Diagnostic Rights to Amgen in accordance with the terms of the Amgen License.
          2.04  Other Licenses. The Company reserves the right to grant licenses
                --------------
to utilize the Diagnostic Rights in a similar manner as provided for EPO in the Shareholders' Agreement.

          2.05  License or Royalty Fee. There shall be a one time Two Hundred
                ----------------------
Thousand Dollars (U.S. $200,000.00) fully paid up license fee paid to the Company by Kirin for the grant of the license described in this Article II, but there shall be no royalties payable hereunder whatsoever.

                                  ARTICLE III

                                  DISCLOSURE
                                  ----------

          3.01  Disclosure.
                ----------

                (a) The Company shall reasonably disclose and deliver to Kirin all Diagnostic Rights Technology in sufficient detail to permit Kirin to employ such data for the purposes provided herein.

                (b) Kirin shall have the right to attend and participate in the Company's technical meetings, conduct plant visits at reasonable intervals and receive information concerning the Diagnostic Rights Technology. Kirin shall be provided with reasonable notice of the time and place of such meetings.

          3.02  Confidentiality.
                ---------------

                (a) Any secret or confidential Diagnostic Rights Technology which is disclosed to Kirin pursuant to this

Agreement or the Shareholders' Agreement, shall be designated as confidential information in the following manner:

                     (i) If the disclosure is in written form, by prominently marking or stamping each document containing such information with a notice indicating the confidential and proprietary nature of the information; and

                     (ii) If the disclosure is in oral form, by orally stating at the time of such disclosure that the information disclosed is confidential and proprietary and by delivering to Kirin within fifteen (15) days of the oral disclosure written notice confirming the confidential and proprietary nature of the information.

                (b) Except to the extent expressly authorized by this Agreement, the Shareholders' Agreement, or by other prior written consent of the Company for the term of this Agreement and thereafter, Kirin shall keep completely confidential and shall not publish or otherwise disclose to others and shall not use any secret or confidential Diagnostic Rights Technology disclosed or provided to Kirin by the Company. For the purposes of this Agreement, Diagnostic Rights Technology shall be deemed not secret or confidential to the extent, and only to the extent, that it:

                     (i) was known to Kirin at the time of its disclosure and not otherwise subject to an obligation of Kirin to keep such information confidential;

                     (ii) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

                     (iii) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission of Kirin in breach of this Agreement; or

                     (iv) became known to Kirin after its disclosure (A) from a source other than the Company (including from independent development by Kirin), (B) other than from a third party who had an obligation to the Company not to disclose such information to others, and (C) other than under an obligation of confidentiality. Kirin may disclose any Diagnostic Rights Technology to the extent such disclosure or delivery is necessary for Kirin to comply with laws or regulations, or to make, use or sell under any license granted hereunder by the Company or to sublicense others to do so; provided, that Kirin shall give the Company reasonable advance notice of such proposed disclosure or delivery, shall use its best efforts to secure confidential treatment of the Diagnostic Rights

Technology to be disclosed and shall advise the Company in writing of the manner in which that was done.

                (c)  The obligation of confidentiality imposed by this Section
3.02 shall survive termination of this Agreement for any reason whatsoever.

                                  ARTICLE IV

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------

          4.01  Patent Applications. Kirin shall pay the Company's reasonable
                -------------------
costs and expenses (including attorney's fees) incurred to file, prosecute and maintain in force any patent applications or patents of the Diagnostic Rights Technology, which Kirin shall desire the Company to file, prosecute or maintain in the Territory; provided, that, to the extent an application or patent includes subject matter not covering the manufacture, use and sale of products in the Diagnostic Rights Field of Activity, Kirin shall pay an equitable pro rata share of such expenses.

                                   ARTICLE V

                PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                ----------------------------------------------

          5.01  Enforcement. Subject to Section 5.03, Kirin shall have the
                -----------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement of any patent or copyright, misappropriation of any trade secret or interference with any other intellectual property right relating to the Diagnostic Rights Technology that Kirin shall have obtained pursuant to this Agreement.

          5.02  Infringements. Subject to Section 5.03, Kirin shall have the
                -------------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement in the Diagnostic Rights Field of Activity of any patent of the Diagnostic Rights Technology covering only the making, use or sale or products or the use of processes in the Diagnostic Rights Field of Activity. If Kirin finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Kirin shall pay to the Company its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should Kirin lack standing to bring any such action then Kirin may cause the Company to do so upon first undertaking to indemnify and hold the Company harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by Kirin.

          5.03  Maintenance of Action. Kirin shall notify the Company of any
                ---------------------
material infringement in the Diagnostic Rights Field of Activity of any patent within the Diagnostic Rights Technology covering the making, use or sale of products or the use of processes both within and outside the Diagnostic Rights Field of Activity and shall provide the Company with any available evidence of such infringement. The Company and Kirin shall consult with each other as to the best manner in which to proceed. The Company shall have the first right, but no obligation, to bring or defend any suit or action on any claim involving such infringement of any such patent of the Diagnostic Rights Technology on such terms relating to reimbursement of associated costs and expenses as shall be agreed to. If the Company finds it necessary or desirable to join Kirin in such suit or action, Kirin shall execute all papers and perform such other acts as may be reasonably required to do so and may, at its option be represented by counsel of its choice unless the Company and Kirin otherwise agree, any amount recovered in any such action, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained by Kirin. In the event the

Company fails to take action with respect to such infringement within a reasonable period, no less than six (6) months, following receipt of such notice and evidence, Kirin shall have the right to bring, defend and maintain any appropriate suit or action involving such infringement in the Diagnostic Rights Field of Activity. If Kirin finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Kirin shall pay to the Company the reasonable expenses of the Company (excluding its attorney's fees) in connection with any such suit or action. Any amount recovered in any such action or suit, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained entirely by Kirin.

                                  ARTICLE VI

                             TERM AND TERMINATION
                             --------------------

          6.01. Term. Unless sooner terminated as provided below, the license
                ----
and rights granted under Sections 2.01 and 2.02 hereof under patents shall continue with respect to each patent of the Diagnostic Rights Technology for the life of that patent.

          6.02.  Effective Date. This Agreement (including the license and
                 --------------
rights granted under Sections 2.01 and 2.02 hereof) shall come into effect as of June 27, 1985 and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company other than in connection with a continuation of the business of the Company in some other legal form, or (b) termination pursuant to either Section 6.03 or 6.04.

          6.03.  Default. In the event that a Party (the "Defaulting Party")
                 -------
shall (a) fail to make any payment hereunder when and as due, or otherwise default in its obligations hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice from another Party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankruptcy, (c) go or be placed in a process of complete liquidation other than in connection with a continuation of the business of the Company in come other legal form, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, any other Party, at its option, may terminate its obligations to and the rights of the Defaulting Party under this Agreement upon ten (10) day's written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

          6.04. Survival.  Notwithstanding the termination of a Party's
                --------
obligations to or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Sections 6.02, 6.03, the provisions of Section 3.02, this Section 6.04 and Article VII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, Kirin shall immediately return to the Company (to the extent such return is technically feasible) all Diagnostic Rights Technology in the possession of Kirin or its Subsidiaries, or of which Amgen shall have the right to regain possession or, at the sole election of the Company, shall destroy such Diagnostic Rights Technology (to the extent technically feasible).

                                  ARTICLE VII

                                 INFRINGEMENTS
                                 -------------

          7.01  Infringements. In the event that Kirin is charged with
                -------------
infringement or unauthorized use of the alleged patent rights or proprietary rights of others by reason of the exploitation by Kirin of Diagnostic Rights Technology or any component thereof, then the Company shall indemnify and hold Kirin harmless from such claim to the full extent of any damage recovery with respect to such claim and legal costs incurred in Kirin's defense.

                                  ARTICLE VIII

                             CONSENTS AND APPROVALS
                             ----------------------

          8.01. Best Efforts. The parties hereto shall use their best efforts to
                ------------
obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                  ARTICLE IX

                                    NOTICE
                                    ------

          9.01. Notices. All notices, requests, demands and other communications
                -------
required or permitted to be given under this

Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third (3rd) day following the date of such sending):

     "Kirin"             Kirin Brewery Company, Limited
                         26-1, Jingumae 6-Chome
                         Shibuya-Ku, Tokyo 150
                         Japan
                         Telex No. 242-5401 Kirin B J
                         Attn: General Manager of R&D Department

     With a copy to:     Musick, Peeler & Garrett
                         One Wilshire Boulevard
                         Suite 2000
                         Los Angeles, CA 90017
                         U.S.A.
                         Telex No. 701357 (MPG LAW UD)
                         Attn: Joel S. Marcus, Esq.

     "Company"           Kirin-Amgen, Inc.
                         1900 Oak Terrace Lane
                         Thousand Oaks, CA 91320
                         U.S.A.
                         Telex No. 4994440 (AMGEN)
                         Attn: Corporate Secretary

     With a copy to:     Musick, Peeler & Garrett
                         One Wilshire Boulevard
                         Suite 2000
                         Los Angeles, CA 90017
                         U.S.A.
                         Telex No. 701357 (MPG LAW UD)
                         Attn: Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 9.01.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          10.01.  Entire Agreement. This Agreement, together with the other
                  ----------------
written agreements between the parties hereto which are referenced in the Shareholders' Agreement and Amendment No. 1 thereto, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto. To the extent that there may be conflicts or inconsistencies between the provisions of this Agreement and those contained in the Shareholders' Agreement, the provisions of the Shareholders' Agreement shall prevail and govern interpretation.

          10.02.  Headings. Article and section headings in this Agreement are
                  --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          10.03.  Execution in Counterparts. This Agreement may be executed in
                  -------------------------
any number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

          10.04.  Force Majeure. It is agreed that each of the Parties hereto is
                  -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The Party so affected shall give notice to the other Party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

          10.05.  Applicable Law. This Agreement shall be governed by and
                  --------------
construed in accordance with the internal laws, and not the law of conflicts, of the State of California applicable to agreements made and to be performed in such state.

          10.06.  Assignment on Written Consent. This Agreement shall be binding
                  -----------------------------
upon and inure to the benefit of the Company and Kirin and their respective successors and assigns to the extent it is assignable. This Agreement may not be assigned in whole or in part by Kirin, except with the prior written consent of the Company or except as part of the sale of the Company's entire business relating to the Field of Activity.

          10.07.  Severability. In the event any one or more of the provisions
                  ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the Parties as possible and if unreformable, shall be severed and deleted from this Agreement.

          10.08.  No Waiver. No failure or delay on the part of either Party in
                  ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

          10.09.  Trademarks and Tradenames. The Company grants no rights to
                  -------------------------
Kirin in any trademarks or tradenames of the Company or of any of its respective subsidiaries or affiliated companies.

          10.10.  Indemnity. Kirin hereby (a) releases the Company from any
                  ---------
obligation to defend, indemnify or save Kirin and its agents and employees harmless from and (b) agrees to defend, indemnify and save the Company harmless from any and all cost, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by Kirin or the use by Kirin of the Diagnostic Rights Technology furnished pursuant to any provision hereunder, or otherwise arising out of or related to the performance of this Agreement.

          10.11.  Other Agreements. Any other provision of this Agreement
                  ----------------
notwithstanding, noting in this Agreement shall obligate the Company to disclose to Kirin any information or to make available to the Kirin any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

          10.12   Remedies. No right, power or remedy herein conferred upon or
                  --------
reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent, and shall be in addition to every other right, power or remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

          10.13  Attorneys' Fees and Costs. In the event of any action at law or
                 -------------------------
in equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys' fees.

          10.14  Number and Gender. Words in the singular shall include the
                 -----------------
plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

          10.15  Agreement to Perform Necessary Acts. Each Party agrees to
                 -----------------------------------
perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement.

          10.16  Representations. Each of the Parties hereto acknowledges and
                 ---------------
agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.

                                    KIRIN BREWERY CO., LTD.,
                                    a Japanese-Corporation

                                    By /s/ Shinkichi Kubo
                                      -------------------
                                     Shinkichi Kubo,
                                     Senior Managing Director
                                                        "Kirin"

                                    KIRIN-AMGEN, INC.,
                                    a California corporation

                                    By /s/ George B. Rathmann
                                      -----------------------
                                     George B. Rathmann, President
                                                       "Company"

                                                                       Exhibit C


                                                            EXECUTION COPY
                                                            --------------


                      __________________________________



                               LICENSE AGREEMENT



                                by and between


                              KIRIN-AMGEN, INC.,

                           a California corporation



                                      and


                                    AMGEN,

                           a California corporation



                      __________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                                         Page
                                                                                                         ----
RECITALS...............................................................................................    1

I.       DEFINITIONS...................................................................................    2

         1.01  Incorporation by Reference..............................................................    2
         1.02  Diagnostic Rights Field of Activity/Diagnostic Rights Technology........................    2
         1.03  Territory...............................................................................    2
         1.04  Party...................................................................................    2
         1.05  Subsidiary..............................................................................    2

II.      GRANT OF LICENSE..............................................................................    3

         2.01  Grant of License........................................................................    3
         2.02  Rights to Sublicense....................................................................    3
         2.03  Amgen License...........................................................................    4
         2.04  Other Licenses..........................................................................    4
         2.05  No License Fee..........................................................................    4

III.     DISCLOSURE....................................................................................    5

         3.01  Disclosure..............................................................................    5
         3.02  Confidentiality.........................................................................    5

IV.      PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS...............................................    7

         4.01  Patent Applications.....................................................................    7

V.       PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT................................................    8

         5.01  Enforcement.............................................................................    8
         5.02  Infringements...........................................................................    8
         5.03  Maintenance of Action...................................................................    9

VI.      TERM AND TERMINATION:.........................................................................   11

         6.01  Term....................................................................................   11
         6.02  Effective Date..........................................................................   11
         6.03  Default.................................................................................   11
         6.04  Survival................................................................................   12

                               TABLE OF CONTENTS
                               -----------------
                                   Continued

                                                                                                    Page
                                                                                                    ----
VII.     INFRINGEMENTS..........................................................................     12

         7.01  Infringements....................................................................     12

VIII.    CONSENTS AND APPROVALS.................................................................     13

         8.01  Best Efforts.....................................................................     13

IX.      NOTICE.................................................................................     13

         9.01  Notices..........................................................................     13

X.       MISCELLANEOUS..........................................................................     15

         10.01 Entire Agreement.................................................................     15
         10.02 Headings.........................................................................     15
         10.03 Execution in Counterparts........................................................     15
         10.04 Force Majeure....................................................................     16
         10.05 Applicable Law...................................................................     16
         10.06 Assignment on Written Consent....................................................     16
         10.07 Severability.....................................................................     16
         10.08 No Waiver........................................................................     17
         10.09 Trademarks and Tradenames........................................................     17
         10.10 Indemnity........................................................................     17
         10.11 Other Agreements.................................................................     18
         10.12 Remedies.........................................................................     18
         10.13 Attorneys' Fees and Costs........................................................     18
         10.14 Number and Gender................................................................     19
         10.15 Agreement to Perform Necessary Acts..............................................     19
         10.16 Representations..................................................................     19

                                                                       Exhibit B

                            AMGEN/KIRIN-AMGEN, INC.
                            -----------------------

                               LICENSE AGREEMENT
                               -----------------


          THIS AMGEN/KIRIN-AMGEN, INC. LICENSE AGREEMENT is made and entered into this 4th day of December, 1985, and is made effective as of the 27th day of June, 1985, by and between KIRIN-AMGEN, INC., a California corporation ("Company"), and AMGEN, a California corporation ("Amgen").

                                R E C I T A L S
                                - - - - - - - -


          A. Amgen desires to obtain from the Company a license to the EPO human (and not non-human veterinary) diagnostic and reagent rights (collectively "Diagnostic Rights") in order to exploit the Diagnostic Rights Field of Activity in its Territory (as hereinafter defined) and the Company is willing to grant such a license to Amgen.

          B. Company has granted a similar license to Kirin, of even date herewith ("Kirin License"), with respect to the exploitation of the Diagnostic Rights Field of Activity in Japan, on substantially the same terms and conditions contained herein and for the same purposes described herein.

          NOW, THEREFORE, in consideration of the mutual covenants expressed herein and other good and valuable consideration, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


          1.01  Incorporation by Reference. Unless otherwise defined herein,
                --------------------------
capitalized terms shall have the meanings specified in that certain Shareholders' Agreement of Company dated May 11, 1984.

          1.02  Diagnostic Rights Field of Activity/Diagnostic Rights
                -----------------------------------------------------
Technology. Diagnostic Rights Field of Activity/Diagnostic Rights Technology
----------
shall mean the areas of development manufacture, production, use and worldwide commercial sale of EPO human diagnostic and/or reagent products and shall exclude nonhuman veterinary purposes.

          1.03  Territory. "Territory" shall mean the territory composed of the
                ---------
United States of America, its territories and possessions.

          1.04  Party. "Party" shall mean Amgen or the Company or, when used in
                -----
the plural, Amgen and the Company.

          1.05  Subsidiary. "Subsidiary" shall mean a corporate entity more than
                ----------
50% of the voting stock of which is owned or controlled, directly or indirectly, by Amgen or the Company.

                                  ARTICLE II

                               GRANT OF LICENSE
                               ----------------

          2.01  Grant of License.  For the term of this Agreement and subject to
                ----------------
the reservations contained in Sections 2.02, 2.03 and 2.04 hereof, the Company hereby grants to Amgen a sole and exclusive license to the Diagnostic Rights, for the limited purpose of engaging in the Field of Activity as expanded by Amendment No. 1 to the Shareholders' Agreement and solely for use in the manufacture, use and marketing of the Diagnostic Rights in the Amgen Territory.

          2.02  Rights to Sublicense.  The Company also grants to Amgen the
                --------------------
right to grant sublicenses within and limited to the scope of the right and license granted to the Company in Section 2.01 only (a) to any Subsidiary of Amgen, (b) to customers of Amgen, including marketing and distribution agents, in connection with sales of EPO human diagnostic and reagent products, (c) to a single manufacturer of such diagnostics and reagents, other than Amgen or any Subsidiary, for the account of Amgen, and (d) to licensees of Amgen under patents, know-how or materials owned by Amgen to the extent such licensees require any such sublicense in order to practice the patents or know-how or to use the materials that are the subject of the license from Amgen; provided, however, that no sublicense shall be granted under clause (c) or (d) hereof without the prior written consent (which consent is not to be unreasonably withheld) of the Company. Any sublicensees of Amgen shall undertake in writing to be bound by the provisions of Section 3.02 hereof to the same extent Amgen is bound. Amgen shall notify the Company of the identify (if each sublicensee to whom a sublicense is granted and provide the Company a true copy of such sublicense. In the event that the license granted to Amgen hereunder is terminated at any time in accordance with Article VI, and the Company shall not be in default under Section 6.02, the Company shall have the option to terminate or to have Amgen assign to the Company, retroactive to the date of such termination, any sublicenses granted hereunder by Amgen to any Subsidiary of Amgen. Amgen shall include, in all its sublicenses granted hereunder to any Subsidiary of Amgen, provisions for such termination and assignment.

          2.03  Kirin License. The Company reserves the right to grant a license
                -------------
to utilize the Diagnostic Rights to Kirin in accordance with the terms of the Kirin License.

          2.04  Other Licenses. The Company reserves the right to grant licenses
                --------------
to utilize the Diagnostic Rights in a similar manner as provided for EPO in the Shareholders` Agreement.

          2.05  License or Royalty Fee. There shall be a one time Two Hundred
                ----------------------
Thousand Dollars (U.S. $200,000.00) fully paid up license fee paid to the Company by Amgen for the grant of the license described in this Article II, but there shall be no royalties payable hereunder whatsoever.

                                  ARTICLE III

                                  DISCLOSURE
                                  ----------

          3.01  Disclosure.
                ----------
               (a) The Company shall reasonably disclose and deliver to Amgen all Diagnostic Rights Technology in sufficient detail to permit Amgen to employ such data for the purposes provided herein.

               (b) Amgen shall have the right to attend and participate in the Company's technical meetings, conduct plant visits at reasonable intervals and receive information concerning the Diagnostic Rights Technology. Amgen shall be provided with reasonable notice of the time and place of such meetings.

          3.02 Confidentiality.
               ---------------

               (a) Any secret or confidential Diagnostic Rights Technology which is disclosed to Amgen pursuant to this Agreement or the Shareholders' Agreement, shall be designated as confidential information in the following manner:

                    (i) If the disclosure is in written form, by prominently marking or stamping each document containing such information with a notice indicating the confidential and proprietary nature of the information; and

               (ii) If the disclosure is in oral form, by orally stating at the time of such disclosure that the information disclosed is confidential and proprietary and by delivering to Amgen within fifteen (15) days of the oral disclosure written notice confirming the confidential and proprietary nature of the information.

               (b) Except to the extent expressly authorized by this Agreement, the Shareholders' Agreement, or by other prior written consent of the Company for the term of this Agreement and thereafter, Amgen shall keep completely confidential and shall not publish or otherwise disclose to others and shall not use any secret or confidential Diagnostic Rights Technology disclosed or provided to Amgen by the Company. For the purposes of this Agreement, Diagnostic Rights Technology shall be deemed not secret or confidential to the extent, and only to the extent, that it:

               (i) was known to Amgen at the time of its disclosure and not otherwise subject to an obligation of Amgen to keep such information confidential;

               (ii) was generally available to the public or was otherwise part of the public domain at the time of its disclosure;

               (iii) became generally available to the public or became otherwise part of the public domain after its disclosure and other than through any act or omission of Amgen in breach of this Agreements; or

               (iv) became known to Amgen after its disclosure (A) from a source other than the Company (including from independent development by Amgen), (B) other than from a third party who had an obligation to the Company not to disclose such information to others, and (C) other than under an obligation of confidentiality.

Amgen may disclose any Diagnostic Rights Technology to the extent such disclosure or delivery is necessary for Amgen to comply with laws or regulations, or to make, use or sell under any license granted hereunder by the Company or to sublicense others to do so; provided, that Amgen shall give the Company reasonable advance notice of such proposed disclosure or delivery, shall use its best efforts to secure confidential treatment of the Diagnostic Rights Technology to be disclosed and shall advise the Company in writing of the manner in which that was done.

               (c)    The obligation of confidentiality imposed by this Section
3.02 shall survive termination of this Agreement for any reason whatsoever.

                                  ARTICLE IV

                PATENT APPLICATIONS AND COPYRIGHT REGISTRATIONS
                -----------------------------------------------

          4.01  Patent Applications.  Amgen shall pay the Company's reasonable
                -------------------
costs and expenses (including attorney's fees) incurred to file, prosecute and maintain in force any patent applications or patents of the Diagnostic Rights Technology which Amgen shall desire the Company to file, prosecute or maintain in the Territory; provided, that, to the extent an application or patent includes subject matter not covering the manufacture, use and sale of products in the Diagnostic Rights Field of Activity, Amgen shall pay an equitable pro rata share of such expenses.

                                   ARTICLE V

                 PATENT, COPYRIGHT AND TRADE SECRET ENFORCEMENT
                 ----------------------------------------------

          5.01  Enforcement.  Subject to Section 5.03, Amgen shall have the
                -----------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement of any patent or copyright, misappropriation of any trade secret or interference with any other intellectual property right relating to the Diagnostic Rights Technology that Amgen shall have obtained pursuant to this Agreement.

          5.02  Infringements.  Subject to Section 5.03, Amgen shall have the
                -------------
right, but not the obligation, to bring, defend and maintain any appropriate suit or action involving infringement in the Diagnostic Rights Field of Activity of any patent of the Diagnostic Rights Technology covering only the making, use or sale of products or the use of processes in the Diagnostic Rights Field of Activity. If Amgen finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Amgen shall pay to the Company its reasonable expenses (excluding its attorney's fees) in connection with any such suit or action. Should Amgen lack standing to bring any such action then Amgen may cause the Company to do so upon first undertaking to indemnify and hold the Company harmless (to the extent permissible by law) from all consequent liability and to promptly reimburse all reasonable expenses (including attorney fees) stemming therefrom. Any amount recovered in any such action or suit, whether by judgment or settlement, shall be paid to or retained entirely by Amgen.

          5.03  Maintenance of Action.  Amgen shall notify the Company of any
                ---------------------
material infringement in the Diagnostic Rights Field of Activity of any patent within the Diagnostic Rights Technology covering the making, use or sale of products or the use of processes both within and outside the Diagnostic Rights

Field of Activity and shall provide the Company with any available evidence of such infringement. The Company and Amgen shall consult with each other as to the best manner in which to proceed. The Company shall have the first right, but no obligation, to bring or defend any suit or action on any claim involving such infringement of any such patent of the Diagnostic Rights Technology on such terms relating to reimbursement of associated costs and expenses as shall be agreed to. If the Company finds it necessary or desirable to join Amgen in such suit or action, Amgen shall execute all papers and perform such other acts as may be reasonably required to do so and may, at its option be represented by counsel of its choice unless the Company and Amgen otherwise agree, any amount recovered in any such action, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained by Amgen. In the event the Company fails to take action with respect to such infringement within a reasonable period, no less than six (6) months, following receipt of such notice and evidence, Amgen shall have the right to bring, defend and maintain any appropriate suit or action involving such infringement in the Diagnostic Rights Field of Activity. If Amgen finds it necessary to join the Company in such suit or action, the Company shall execute all papers and perform such other acts as may be reasonably required and may, at its option, be represented by counsel of its choice. Amgen shall pay to the Company the reasonable expenses of the Company (excluding it attorney's fees) in connection with any such suit or action. Any amount recovered in any such action or suit, whether by judgment or settlement, after payment to the Company of such reasonable costs and expenses (excluding attorney's fees), shall be paid to or retained entirely by Amgen.

                                  ARTICLE VI

                             TERM AND TERMINATION
                             --------------------

          6.01  Term.  Unless sooner terminated as provided below, the license
                ----
and rights granted under Sections 2.01 and 2.02 hereof under patents shall continue with respect to each patent of the Diagnostic Rights Technology for the life of that patent.

          6.02  Effective Date.  This Agreement (including the license and
                --------------
rights granted under Sections 2.01 and 2.02 hereof) shall come into effect as of June 27, 1985 and shall remain in full force and effect until the earlier of (a) the liquidation or dissolution of the Company other than in connection with a continuation of the business of the Company in some other legal form, or (b) termination pursuant to either Section 6.03 or 6.04.

          6.03  Default.  In the event that a Party (the "Defaulting Party")
                -------
shall (a) fail to make any payment hereunder when and as due, or otherwise default in its obligations hereunder and fail to remedy such default within sixty (60) days after such default shall have been called to its attention by notice from another Party, (b) become bankrupt or insolvent, or file a petition in bankruptcy or make a general assignment for the benefit of creditors or otherwise acknowledge insolvency, or be adjudged bankruptcy, (c) go or be placed in a process of complete liquidation other than in connection with a continuation of the business of the Company in some other legal form, or (d) suffer the appointment of a receiver for any substantial portion of its business who shall not be discharged within sixty (60) days after his appointment, then, and in any such event, any other Party, at its option, may terminate its obligations to and the rights of the Defaulting Party under this Agreement upon ten (10) days' written notice to the Defaulting Party, which termination shall be effective as of the occurrence of the event giving rise to the option to terminate.

          6.04  Survival.  Notwithstanding the termination of a Party's
                --------
obligations to or the rights of the Defaulting Party under this Agreement in accordance with the provisions of Sections 6.02, 6.03, the provisions of Section 3.02, this Section 6.04 and

Article VII hereof shall survive such termination and continue in full force and effect for an indefinite term. Upon termination of this Agreement for any reason, and without limitation of other remedies, Amgen shall immediately return to the Company (to the extent such return is technically feasible) all Diagnostic Rights Technology in the possession of Amgen or its Subsidiaries, or of which Amgen shall have the right to regain possession or, at the sole election of the Company, shall destroy such Diagnostic Rights Technology (to the extent technically feasible).

                                  ARTICLE VII

                                 INFRINGEMENTS
                                 -------------

          7.01  Infringements.  In the event that Amgen is charged with
                -------------
infringement or unauthorized use of the alleged patent rights or proprietary rights of others by reason of the exploitation by Amgen of Diagnostic Rights Technology or any component thereof, then the Company shall indemnify and hold Amgen harmless from such claim to the full extent of any damage recovery with respect to such claim and legal costs incurred in Amgen's defense.

                                 ARTICLE VIII

                            CONSENTS AND APPROVALS
                            ----------------------

          8.01  Best Efforts.  The parties hereto shall use their best efforts
                ------------
to obtain as soon as practicable any and all consents, approvals, orders or authorizations required to be obtained from any governmental authority with respect to the provisions hereof.

                                  ARTICLE IX

                                    NOTICE
                                    ------

          9.01  Notices.  All notices, requests, demands and other
                -------
communications required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by telex or facsimile, and confirmed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as follows (in which case such notice shall be deemed to have been duly given on the third
(3rd) day following the date of such sending):

     "Amgen"            Amgen
                        1900 Oak Terrace Lane
                        Thousand Oaks, CA 91320
                        U.S.A.
                        Telex No. 499-9315 (AMGEN)
                        Attn: Corporate Secretary

     With a copy to:    Cooley, Godward, Castro,
                          Huddleson & Tatum
                        One Maritime Plaza, 20th Floor
                        San Francisco, CA 94111
                        U.S.A.
                        Telex No. 910-372-7370 Cooley SFO
                        Attn: Alan C. Mendelson, Esq.

     "Company"          Kirin-Amgen, Inc.
                        1900 Oak Terrace Lane
                        Thousand Oaks, CA 91320
                        U.S.A.
                        Telex No. 4994440 (AMGEN)
                        Attn: Corporate Secretary

     With a copy to:    Musick, Peeler & Garrett
                        One Wilshire Boulevard
                        Suite 2000
                        Los Angeles, CA 90017
                        U.S.A.
                        Telex No. 701357 (MPG LAW UD)
                        Attn: Joel S. Marcus, Esq.

Any Party by giving notice to the others in the manner provided above may change such Party's address for purposes of this Paragraph 9.01.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          10.01  Entire Agreement.  This Agreement, together with the other
                 ----------------
written agreements between the parties hereto which are referenced in the Shareholders' Agreement and Amendment No. 1 thereto, set forth the entire agreement of the parties with respect to the subject matter hereof and may not be modified except by a writing signed by authorized representatives of the parties hereto. To the extent that there may be conflicts or inconsistencies between the provisions of this Agreement and those contained in the Shareholders' Agreement, the provisions of the Shareholders' Agreement shall prevail and govern interpretation.

          10.02  Headings.  Article and section headings in this Agreement are
                 --------
included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          10.03  Execution in Counterparts.  This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement taken together shall constitute but one and the same instrument.

          10.04  Force Majeure.  It is agreed that each of the Parties hereto is
                 -------------
excused from performing such acts as are required hereunder as may be prevented by or whose purpose is frustrated by Force Majeure. The Party so affected shall give notice to the other Party in writing promptly and thereupon shall be excused from such of its obligations hereunder as it is unable to perform on account of the Force Majeure throughout the duration thereof plus a period of thirty (30) days.

          10.05  Applicable Law.  This Agreement shall be governed by and
                 --------------
construed in accordance with the internal laws, and not the law of conflicts, of the State of California applicable to agreements made and to be performed in such state.

          10.06  Assignment on Written Consent.  This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the Company and Amgen and their respective successors and assigns to the extent it is assignable. This Agreement may not be assigned in whole or in part by Amgen, except with the prior written consent of the Company or except as part of the sale of the Company's entire business relating to the Field of Activity.

          10.07  Severability.  In the event any one or more of the provisions
                 ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and/or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In such event, such invalid provision or provisions shall be validly reformed to as nearly approximate the intent of the Parties as possible and if unreformable, shall be severed and deleted from this Agreement.

          10.08  No Waiver.  No failure or delay on the part of either Party in
                 ---------
exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or the remedies provided by law.

          10.09  Trademarks and Tradenames.  The Company grants no rights to
                 -------------------------
Amgen in any trademarks or tradenames of the Company or of any of its respective subsidiaries or affiliated companies.

          10.10  Indemnity.  Amgen hereby (a) releases the Company from any
                 ---------
obligation to defend indemnify or save Amgen and its agents and employees harmless from and (b) agrees to defend, indemnify and save the Company harmless from any and all cost, expenses (including attorneys' fees), liabilities, damages and claims for any injury or death to persons or damage to or destruction of property, or other loss, arising out of or in connection with any product made, used or sold by Amgen or the use by Amgen of any Diagnostic Rights Technology furnished pursuant to any provision hereunder, or otherwise arising out of or related to the performance of this Agreement.

          10.11  Other Agreements.  Any other provision of this Agreement
                 ----------------
notwithstanding, nothing in this Agreement shall obligate the Company to disclose to Amgen any information or to make available to the Amgen any materials in violation of an obligation of secrecy or a limitation of use imposed by a third party from whom such information or materials shall have been received.

          10.12  Remedies.  No right, power or remedy herein conferred upon or
                 --------
reserved to any Party is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of any Party pursuant to this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall to the extent permitted by law be cumulative and concurrent, and shall be in addition to every other right, power or remedy pursuant to this Agreement, or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by any Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by any Party of any or all such other rights, powers or remedies.

          10.13  Attorneys' Fees and Costs.  In the event of any action at law
                 -------------------------
or in equity between the Parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties; and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorneys' fees.

          10.14  Number and Gender.  Words in the singular shall include the
                 -----------------
plural, and words in a particular gender, shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

          10.15  Agreement to Perform Necessary Acts.  Each Party agrees to
                 -----------------------------------
perform any further acts and execute and deliver any and all further documents and/or instruments which may be reasonably necessary to carry out the provisions of this Agreement.

          10.16  Representations.  Each of the Parties hereto acknowledges and
                 ---------------
agrees (i) that no representation or promise not expressly contained in this Agreement has been made by any other Party hereto or by any of its agents, employees, representatives or attorneys; (ii) that this Agreement is not being entered into on the basis of, or in reliance on, any promise or representation, expressed or implied, covering the subject matter hereof, other than those which are set forth expressly in this Agreement; and (iii) that each has had the opportunity to be represented by counsel of its own choice in this matter, including the negotiations which preceded the execution of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives in the manner legally binding on them as of the date first above written.


                              AMGEN, a California corporation


                              By  /s/George B. Rathmann
                                -----------------------------
                                  George B. Rathmann,
                                  President
                                                   "Amgen"



                              KIRIN-AMGEN, INC.,
                              a California corporation


                              By  /s/Shinkichi Kubo
                                -----------------------------
                                  Shinkichi Kubo,
                                  Chairman
                                                   "Company"

                                                                    Exhibit 10.4

                                AMENDMENT NO. 2
                                ---------------
                                       TO
                                       --
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                       OF
                                       --
                               KIRIN-AMGEN, INC.
                               -----------------


     THIS AMENDMENT NO. 2 ("Amendment No. 2") TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., DATED MAY 11, 1984 is made and entered into this 29th day of July, 1985, and is effective as of the lst day of July, 1985, by and among KIRIN BREWERY COMPANY, LTD., a Japanese corporation ("Kirin"), AMGEN, a California corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("K-A").


                                 R E C I T A L
                                 -------------

     Pursuant to Paragraph 22.19 of the Shareholders' Agreement regarding expansion of the business of K-A, Kirin and Amgen desire to expand K-A's business into the research and development of Thrombopoietin including, without limitation, any and all rights therein and thereto (collectively, "TPO").

     NOW, THEREFORE, it is agreed as follows:

     1.   TPO: EXPANSION OF CORPORATION'S BUSINESS OPPORTUNITIES
          ------------------------------------------------------

          Kirin and Amgen hereby agree that Paragraph 2.06 of the Shareholders' Agreement shall be expanded to include the research and development of TPO and the ultimate production and marketing of TPO.

     2.   TPO RESEARCH AND DEVELOPMENT
          ----------------------------

          Subject only to the conditions of (i) the simultaneous establishment of the Pluripoietin project by and between Kirin and Amgen, and (ii) the execution on or before October 31, 1985 by K-A and a third party of a License Agreement with respect to erythropoietin for human therapeutic uses in certain territories, K-A shall commence the research and development of TPO. Kirin and Amgen agree that they will fund equally, on a 50-50 basis, the research and development of TPO until the earlier occurrence of October 31, 1985 or the satisfaction of the conditions set forth in this paragraph. If the conditions are satisfied on or before October 31, 1985, then K-A will reimburse Amgen and Kirin for any and all expenditures made by them regarding the research and development of TPO between July 1, 1985 and the date of satisfaction of the conditions. If the conditions have not been satisfied on or before October 31, 1985, then all funding obligations of Kirin and Amgen shall cease and Kirin and Amgen shall discuss the continuation and further funding of the research and development of TPO pursuant to this Amendment No. 2. Amgen and Kirin shall use their best efforts to agree on such continuation and funding; provided that, if Kirin and Amgen are unable to reach agreement on or before November 15, 1985, then their obligations hereunder shall terminate and have no further force and effect as of November 15, 1985.

     3.   CONSISTENCY WITH SHAREHOLDERS' AGREEMENT AND RATIFICATION
          ---------------------------------------------------------

         The rights and obligations of the parties with respect to this Amendment No. 2 as an additional expansion of K-A's business opportunities are otherwise consistent with the provisions of the Shareholders' Agreement. All other terms and conditions of the Shareholders' Agreement are hereby confirmed and ratified in all respects.

     4.   FURTHER INSTRUMENTS
          -------------------

          Each party hereto agrees to perform any and all further acts and execute and deliver any and all further documents and/or instruments which may be reasonable or necessary to carry out the provisions of this Amendment No. 2 to the Shareholders' Agreement and to carry out this further business purpose of K-A.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed on July 29, 1985 by their duly authorized representatives in the manner legally binding upon them.

                              KIRIN BREWERY COMPANY, LTD.,
                              a Japanese corporation



                              By  /s/Shinkichi Kubo
                                 ------------------
                                  Shinkichi Kubo,
                                  Senior Managing Director

                                              "Kirin"


                              AMGEN, a California corporation


                              By  /s/George B. Rathmann
                                  ---------------------
                                  George B. Rathmann,
                                  President

                                              "Amgen"

                              KIRIN-AMGEN, INC.
                              a California corporation


                              BY  /s/Tasuhiko Kaneko
                                  ------------------
                                  ------------------
                                  Its
                                     ---------------
                                              "K-A"

                                                                    Exhibit 10.4

                                AMENDMENT NO. 3
                                ---------------
                                       TO
                                       --
                            SHAREHOLDERS' AGREEMENT
                            -----------------------
                                       OF
                                       --
                               KIRIN-AMGEN, INC.
                               -----------------


    THIS AMENDMENT NO. 3 TO THAT CERTAIN SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., DATED MAY 11, 1984, as previously amended ("Amendment No. 3"), is made and entered into this 19th day of December, 1985 by and among KIRIN BREWERY
                  ------
COMPANY, LTD., a Japanese corporation ("Kirin"), AMGEN, a California corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S
                                - - - - - - - -

    A. Kirin and Amgen mutually agree that their relationship with respect to EPO has been beneficial to both companies and wish to adopt this Amendment No. 3 to clarify their agreements with respect to TPO and PPO.

    B. This Amendment No. 3 relates to certain agreements with respect to TPO (as defined in Amendment No. 2 to the Shareholders' Agreement) and PPO (as defined in that certain Research, Development, Technology Disclosure and License
Agreement: PPO between Kirin and Amgen) and the manufacture, production and world-wide commercial sale of TPO and PPO products.

     NOW, THEREFORE, it is agreed as follows:

1.   CERTAIN AGREEMENTS WITH RESPECT TO TPO AND PPO
     ----------------------------------------------

    1.01 It is agreed that Kirin shall have an exclusive license with respect to TPO and PPO in the territory of Japan and Amgen shall have an exclusive license with respect to TPO and PPO in the territory of the United States. The initial royalty rate, which is subject to adjustment as set forth below, shall be 5% of net sales of TPO and/or PPO products from each Kirin and Amgen to Corporation.

    1.02 The parties agree that the initial royalty rate established in Paragraph 1.01 above may be subject to adjustment when TPO and/or PPO are further along in their development and/or marketing stage. Only at such time will the parties be able to more fully understand the potential market and economic implications of the initial royalty rate established herein.

     1.03 The parties agree that the final royalty rate to be mutually agreed upon and embodied in definitive license agreements among the parties may involve a maximum royalty rate of five percent (5%) down to zero (0). The parties may agree upon different royalty rates (e.g. Kirin 3%; Amgen 5%), the same royalty rate (but different than the initial royalty rate), or the initial royalty rate may remain unchanged.

2.   THIRD PARTY MATTERS: OWNERSHIP RIGHTS
     -------------------------------------

    The parties agree that Corporation shall bear and pay for royalty obligations to third parties with respect to asserted ownership rights to TPO and/or PPO Technology which would otherwise be required from Amgen and/or Kirin. Such third party royalty payments shall be an obligation of Corporation (in addition to any royalty payments which K-A is otherwise obligated to make). It is agreed that the right to reach agreement with a third party respecting this matter shall be handled by the shareholder(s) whose territory(ies) is (are) affected. For example, if any third party person and/or entity makes a claim for TPO and/or PPO royalty payments and it affects only the territory of Japan, Kirin shall have the sole responsibility of negotiating a third party royalty rate payable by K-A which shall be binding on all parties hereto.

3.   PPO TECHNOLOGY
     --------------

     The parties agree that upon the successful completion of the R & D Project for PPO, as more fully set forth in the Research, Development, Technology Disclosure and License Agreement: PPO, all rights in and to the PPO Technology shall be promptly licensed and/or transferred to Corporation. Additionally, Amgen shall, at that time, exclusively license to Corporation on a royalty-free world-wide basis its Core Technology relating to PPO.

4.   FURTHER INSTRUMENTS
     -------------------

     Each party hereto agrees to perform any and all further acts and execute and deliver any and all further documents and/or instruments which may be reasonable or necessary to carry out the provisions and purposes of this Amendment No. 3 to the Shareholders' Agreement.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed as of the first date written above by their duly authorized representatives in a manner legally binding upon them.

                              KIRIN BREWERY COMPANY, LTD.,
                              a Japanese corporation



                              By    /s/Shinkichi Kubo
                                ---------------------------------------
                                 Shinkichi Kubo, Senior
                                 Managing Director

                                                            "Kirin"


                              AMGEN, a California corporation



                              By    /s/George B. Rathmann
                                ---------------------------------------
                                 George B. Rathmann, President

                                                            "Amgen"


                              KIRIN-AMGEN, INC.,
                              a California corporation



                              By    /s/Shinkichi Kubo
                                ---------------------------------------
                               Shinkichi Kubo Its Chairman
                               ---------------    --------

                                                            "Corporation"

                                      -3-